UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 6, 2008

Angeion Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway
Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

651.484.4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5                                             Corporate Governance and Management

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departures of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2008, Arnold A. Angeloni retired as Chair and a director of Angeion Corporation, and the Board of Directors of Angeion elected K. James Ehlen, M.D. as new Chair of the Angeion Board of Directors.  A copy of the Angeion press release announcing Mr. Angeloni’s resignation and the election of Dr. Ehlen as Chair is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)                                 Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated June 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEION CORPORATION

Dated: June 9, 2008	By:	/s/ Rodney A. Young
Rodney A. Young
President and Chief Executive Officer